SCHEDULE 14A INFORMATION

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Northern Lights Fund Trust

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Athena Value Fund

a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 23, 2016

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Athena Value Fund (the “Fund), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 23, 2016 at 10:00 a.m., Eastern time, for the following purposes:

1. To approve a new subadvisory agreement between Princeton Fund Advisors, LLC, the Fund’s adviser, and AthenaInvest Advisors LLC. No investment advisory or subadvisory fee increase is proposed.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 20, 2016 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 23, 2016.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new subadvisory agreement) and Proxy Voting Ballot are available at

www.proxyonline.com/docs/athenavalue.pdf.

By Order of the Board of Trustees

Kevin Wolf, Treasurer

July 26, 2016

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Athena Value Fund

a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 23, 2016

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Athena Value Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 23, 2016 at 10:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about July 26, 2016.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new subadvisory agreement between Princeton Fund Advisors, LLC, the Fund’s adviser, and AthenaInvest Advisors LLC. No investment advisory or subadvisory fee increase is proposed.
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 20, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-888-868-9501.

PROPOSAL I

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN

PRINCETON FUND ADVISORS, LLC AND ATHENAINVEST ADVISORS LLC

Background

Since the Fund’s May 15, 2015 inception through May 15, 2016, AthenaInvest Advisors LLC (“Athena”) served as the Fund’s investment subadviser pursuant to a subadvisory agreement (the “Prior Agreement”) between Athena and Princeton Fund Advisors, LLC (“Princeton”), the Fund’s investment adviser. Athena is a wholly-owned subsidiary of AthenaInvest, Inc. (the “Parent”).

Effective May 16, 2016, a transaction (the “Transaction”) occurred in which Lazarus Investment Holdings LLC (“Lazarus”) acquired 44.9% of the voting securities of the Parent. Prior to the closing of the Transaction, Lazarus had no ownership interest in the Parent, Athena or any of their affiliates.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a person acquiring, either directly or through one or more controlled companies, more than 25% the voting securities of an investment adviser is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction, once it closed, constituted a “change in control” of Athena for purposes of the 1940 Act and caused the “assignment” and resulting termination of the Prior Agreement.

In order for Athena to recommence its role as subadviser to the Fund, the Trustees are requesting that shareholders approve a new investment subadvisory agreement between Princeton and Athena (the “New Agreement”). The 1940 Act requires that investment subadvisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Agreement. Approval of the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. Athena believes the Transaction will not cause a decrease in the quality of services to be provided by Athena under the New Agreement. Before the closing of the Transaction, the Fund’s portfolio managers were C. Thomas Howard and Andrew C. Howard, each of whom served as the Fund’s portfolio managers since inception. Since the closing of the Transaction, Greg D. Anderson and John L. Sabre, each of whom are Managers of Princeton, have served as the Fund’s portfolio managers. Once the New Subadvisory Agreement is approved, both C. Thomas Howard and Andrew C. Howard will recommence serving the Fund as portfolio managers, and at the same time, Mr. Anderson and Mr. Sabre will cease serving the Fund as portfolio managers.

The New Agreement is similar in all material respects to the Prior Agreement, except that the date of its execution, effectiveness, and expiration are changed. The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement.

The Subadvisory Agreements

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), originally approved the Prior Agreement at a meeting held on February 25-26, 2015. Under the terms of the Prior Agreement, Athena was entitled to receive 40% of the net advisory fee payable to Princeton after payment of certain expenses. Athena is entitled to receive the same level of compensation under the New Agreement. Under the New Agreement (like the Prior Agreement), Athena, at its expense, and subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees or Princeton may determine, will (i) monitor on a continuous basis the performance of Fund assets allocated to Athena (“Subadviser Assets”); and (ii) conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

With respect to the Fund, the New Agreement:

1.	provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval;
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2.	automatically terminates on assignment;
3.	is terminable on not more than 60 days’ notice by the Board, the Fund or Princeton; and
4.	may be terminated upon 60 days’ notice by Athena given to the Trust and Princeton.

The New Agreement, like the Prior Agreement, provides that Athena shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, Princeton will enter into the New Agreement with Athena. If the New Agreement with Athena is not approved by shareholders, the Board and Princeton will consider other options, including a new or modified request for shareholder approval of the New Agreement.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning Athena

Athena is a Colorado limited liability company located at 5340 S. Quebec Street, Suite 365-N, Greenwood Village, Colorado 80111. The names, addresses, and principal occupations of the principal executive officers and controlling stakeholders of Athena as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
Charles Thomas Howard	CEO and Chief Compliance Officer
AthenaInvest, Inc.	Controlling Member of Athena
Lazarus Investment Holdings LLC	Controlling Shareholder of AthenaInvest, Inc.
*	The address of each principal executive officer and controlling stakeholder is c/o AthenaInvest Advisors LLC, 5340 S. Quebec Street, Suite 365-N, Greenwood Village, Colorado 80111.

During the fiscal period ended October 31, 2015, under the Prior Agreement, the Fund incurred investment advisory fees of $9,220, of which a portion would have been payable to Athena as the Fund’s subadviser. However, pursuant to the Fund’s Operating Expenses Limitation Agreement between the Trust and Princeton, with respect to the Fund, all advisory and subadvisory fees were waived for the period. The Fund’s Operating Expenses Limitation Agreement will remain in place.

Athena also serves as investment subadviser to AdvisorShares Athena High Dividend ETF (“AAHD”), a series of AdvisorShares Trust. AAHD had $7,259,634 in assets as of June 1, 2016. The adviser to AAHD receives an annual advisory fee of 0.80% of AAHD’s average daily net assets, out of which it pays Athena an annual subadvisory fee equal to 0.40% of AAHD’s average daily net assets. The adviser to AAHD has, at least until November 1, 2016, contractually agreed to reduce its fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.99% of AAHD’s average daily net assets.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of a subadvisory agreement between Athena and Princeton, with respect to the Athena Value Fund. The Trustees were assisted by legal counsel throughout the sub-advisory agreement review process. At the recommendation of the adviser, acknowledging the strong working relationship between Princeton and Athena, the Board did not consider alternative sub-advisers. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the sub-advisory agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the sub-advisory agreement.

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Nature, Extent and Quality of Services. The Trustees noted that the sub-adviser was founded in 2005 and manages discretionary and non-discretionary assets of approximately $315 million. They further noted the range of investment services provided by the sub-adviser, including providing various investment strategies to its separately managed accounts and unified managed accounts, in addition to serving as a sub-adviser to several institutional clients including exchange traded funds. The Trustees reviewed the backgrounds of the key personnel servicing the Fund, specifically discussing their strong academia presence and financial industry experience. They considered the sub-adviser’s investment process. The Trustees noted that while the relatively concentrated strategy employed by the sub-adviser may increase the Fund’s volatility, the sub-adviser attempts to mitigate the Fund’s risks through sector diversification and monitoring the liquidity of the smaller capitalization companies in which the Fund invests. With respect to compliance, the Trustees discussed the sub-adviser’s strong internal compliance program that creates customized reports provided to the portfolio management team on a daily basis to review the Fund’s compliance with its investment guidelines and limitations. They further approved of the sub-adviser’s selection of broker-dealers; discussing the qualitative and quantitative factors the sub-adviser considers to ensure best execution. The Trustees discussed the additional investor in the sub-adviser, Lazarus, noting that its investment in the sub-adviser eliminates debt and provides working capital to help the sub-adviser grow its business. While the Trustees discussed Lazarus’ experience in the financial services industry, they noted that the sub-adviser’s organization, investment team, and overall operation will remain unchanged after Lazarus’ investment, and that the additional capital should be a benefit to the sub-adviser.

Performance. The Trustees reviewed the Fund’s returns, noting that the Fund underperformed the S&P 500 and Morningstar Mid-Cap Value category average over the one-year period ended April 30, 2016. However, the Trustees noted that the Fund’s year-to-date performance is significantly stronger, pointing out the Fund’s ranking in the 20th percentile versus the funds in the Morningstar Mid-Cap Value category and providing greater than 3% excess returns versus the S&P 500. The Trustees considered the Fund’s improved performance, believing it shows that the sub-adviser has the potential to add value to the Fund through its securities selection process. The Trustees noted that the sub-adviser appears to be staying true to its strategy and has shown the ability to provide positive absolute and relative returns to its shareholders. The Trustees concluded that that sub-adviser should be retained given the Fund’s performance and the additional resources provided by Lazarus.

Fees and Expenses. The Trustees reviewed the Fund’s advisory fee, noting that the Fund pays a total advisory fee of 1.00%, of which 0.40% is paid to the sub-adviser. The Trustees compared the portion of the advisory fee received by the sub-adviser to the fees the sub-adviser receives for providing investment advisory services to its other clients including the AS Athena High Dividend ETF sub-advised by Athena, noting the range of fees and the average fee for its investment advisory services. The Trustees concluded that the sub-advisory fee paid to the sub-adviser is not unreasonable given the total advisory fee paid by the Fund, the services provided by the sub-adviser and the level of the fee received by the sub-adviser compared to the fees it receives from its other clients.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser and considered whether the anticipated profits to be realized by the sub-adviser represented a fair entrepreneurial profit for the investment advisory services provided to the Fund. The Trustees noted that because the Fund had not yet completed a full year of operations as of the date of the analysis, the sub-adviser used its initial projections for the Fund’s size in determining its estimated profit. The Trustees discussed the sub-adviser’s profitability considering the current assets in the Fund. After further discussion, the Trustees concluded that the level of profitability to be realized from the Fund was not excessive.

Economies of Scale. The Trustees considered the size of the Fund, approximately $5.5 million, and the Fund’s short tenure, from May 15, 2015 through present, in determining that the subadviser is not yet benefiting from economies of scale. After further discussion, the Trustees concluded that economies of scale were not likely to be realized during the term of the sub-advisory agreement given the Fund’s anticipated growth and current assets, and that the matter of economies of scale would be revisited when the sub-advisory agreement is up for renewal or if the Fund’s size materially increases.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonable necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of legal counsel, the Trustees concluded that the sub-advisory fee is reasonable and that approval of the sub-advisory agreement is in the best interest of the Fund and its shareholders.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Princeton as investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting, compliance and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 714,920 shares of beneficial interest of the Fund issued and outstanding:

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

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Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Shares	Percentage of Fund
Class A Shares
Schwab House	37,824	19.85%
ATTN: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

Class I Shares
LPL Financial	235,539	44.92%
4707 Executive Dr.
San Diego, CA 92121

Schwab House	158,986	30.32%
ATTN: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

Pershing LLC	94,832	18.09%
1 Pershing Plaza
Jersey City, NJ 07399

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Stephanie Shearer, Assistant Secretary, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST Fund Solutions, LLC are approximately $1,500. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Athena. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Athena will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Athena may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

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OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on August 23, 2016

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyonline.com/docs/athenavalue.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, Treasurer

Dated: July 26, 2016

If you have any questions before you vote, please call our proxy information line at 1-800-848-2998. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

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Exhibit A

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is made and entered into as of [_____, 2016], by and between Princeton Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company located at 1125 17th Street, Suite 1400, Denver, CO 80202 and registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and AthenaInvest Advisors, LLC (the “Subadviser”), a Colorado limited liability company located at 5340 South Quebec Street, Suite 365-N, Greenwood Village, CO 80111 and also registered under the Advisers Act, with respect to the Athena Value Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been retained to act as investment adviser for the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of November ___, 2016 set forth as Exhibit A hereto (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for the Fund’s assets, and the Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of the Fund (the “Assets”) during the term of this Agreement, subject to the supervision of the Board of Trustees of the Trust (the “Board”) and the Adviser (where such supervision includes, without limitation, the Adviser’s ability to override (by providing notice in writing to the Subadviser) the Subadviser’s allocation of assets or mutual funds or other securities if the Adviser believes an investment or allocation is not consistent with the Fund’s investment guidelines as set forth in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)) and subject to the terms of this Agreement, and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to other investment funds and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

Investments. During the term of this Agreement. the Subadviser is hereby authorized and directed and hereby agrees to manage and monitor on a continuous basis the investment portfolio and performance of the Fund’s Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s Assets, subject to the stated investment policies and restrictions of the Fund as set forth in the Prospectus and SAI as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time, and subject to the directions of the Adviser and the Trust’s Board of Trustees. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its assets available or to become available for investment, and generally as to the conditions of the Fund’s or the Trust’s affairs. In the event Advisor determines the Fund’s investment portfolio is not in conformity with the Fund’s investment guidelines or any regulatory/tax requirements of the Fund, Advisor shall promptly notify Subadviser of the breach and Subadviser shall promptly make any changes required to the investment portfolio to bring the Fund’s investment portfolio back within the investment guidelines or regulatory/tax requirements of the Fund. In the event Subadviser does not make the changes in a timely manner, Adviser shall have the authority to make the changes necessary to the Fund’s investment portfolio to bring the investment portfolio back to compliance with the Fund’s investment guidelines or regulatory/tax requirements.

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Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively), and with the reasonable instructions and directions received in writing from the Adviser or the Trustees of the Trust. The Subadviser agrees to assist the Adviser as the Adviser may reasonably request in respect of the Fund’s compliance with the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and agrees to perform its services under this Agreement in conformity with all other applicable federal and state laws and regulations. Without limiting the preceding sentences, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser becomes aware of and reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board to the extent they are received by the Adviser and they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

To aid the Advisor in quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code, as well as compliance tests to ensure that the Fund is in compliance with the requirements of the 1940 Act, the Subadviser shall provide information the Adviser reasonably requests from the Subadviser in a timely manner in order to allow the Adviser to complete any such testing in a timely manner. In connection with such tax compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Assets back into compliance within the time permitted under the Code thereunder. In connection with such 1940 Act compliance tests, the Adviser shall inform the Subadviser of any such compliance issue and the Subadviser will take prompt action to rectify such compliance issue as the Adviser and Subadviser shall mutually agree.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions (if the SubAdviser is not already aware of the changes) as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser, and subject to the Subadviser’s ability to allocate or reallocate the Assets. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto; as well as any information the Adviser may reasonably request for the purpose of compliance with Subchapter M of the Code.

Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Assets. The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Trust and the Adviser or its designee, a copy of such procedure, and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

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Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested in writing by the Adviser in connection with its management of the Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including, without limitation, purchase and sale of the Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser shall obtain the consent of the Adviser in respect of the use of a Broker prior to establishing a brokerage account with such Broker. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Assets, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Assets.

Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Assets and (ii) identifying any violations which have occurred with respect to the Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this Agreement, and subsequently within six months of any material change thereto.

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Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Assets, all in such reasonable detail as the parties may reasonably agree in good faith, subject to the data to be included in such reports reasonably being available to the Subadviser. The Subadviser will also (i) inform the Adviser in a timely manner, subject to compliance with the 1940 Act, of any changes in the ownership or management of the Subadviser, and (ii) provide to the Adviser at least ninety (90) days’ prior written notice of any event or action that may constitute a change in “control” (as that term is defined in the 1940 Act) of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Board or the Advisor (A) via telephone on a quarterly basis, and (B) in person on an annual basis, to review the Assets, the performance of the Fund, the outlook for the next quarterly or annual period, and any changes in the Subadvisor’s investment strategy or personnel. The Subadvisor will also provide to the Advisor such additional information reasonably requested by the Advisor to enable it to review and evaluate the Subadvisor’s performance in accordance the Advisor’s subadvisor oversight policy.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses (unless as part of an Operating Expense Limitation Agreement agreed to by the Adviser), which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for

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portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary. The Subadviser will provide performance analysis and market commentary pertaining to the Fund (the “Investment Report”) during the term of this Agreement as reasonably requested by the Adviser and agreed to by the Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Investment Reports are due as soon as is practicable after the end of each time period a report is requested for. The Adviser will submit all Investment Reports to Northern Lights Distributors, LLC (“NLD”) for their compliance review and NLD will submit the Investment Reports to FINRA for their review if required. The Adviser is freely able to publicly distribute the Investment Reports on behalf of the Fund once all compliance reviews (NLD and/or FINRA) have been completed.

Compensation.

The stated Advisory Fee payable by the Fund to the Adviser pursuant to the Advisory Agreement is currently 100 basis points per annum payable monthly. The Advisory Fee minus (i) a 0.25% marketing allowance that is payable to the individuals or firms, internal or external to either party, that facilitate the purchase of the Fund, and (ii) Other Marketing Expenses (the “Net Advisory Fee”) shall be allocated 40% to the Subadviser (the “Subadviser’s Portion”) for the services provided pursuant to this Agreement and 60% to the Adviser. “Other Marketing Expenses” shall mean any marketing expenses that are incurred by the Advisor in any month in connection with the marketing of the Fund, including, but not limited to, the costs of accessing distribution through platforms such as Ameriprise, Bank of America/Merrill Lynch, Charles Schwab, Fidelity, LPL, Morgan Stanley Smith Barney, Pershing, UBS and other platform providers, the costs of sponsoring conferences, and other marketing costs.

The Subadviser’s Portion will be paid no later than the fifteenth (15th) business day following receipt by the Adviser of the Advisory Fee from the Fund. The Adviser and the Subadviser hereby agree that the Adviser may waive all or a portion of the Advisory Fee or may agree to make out of pocket payments to the Fund in accordance with an Operating Expenses Limitation Agreement with the Fund. In connection therewith, the Subadviser agrees that it shall waive the Subadviser’s Portion of the Advisory Fee for any month where Advisory Fees are waived under the Operating Expense Limitation Agreement. The reimbursement of any Fund expenses (including, without limitation, Other Marketing Expenses) shall be payable 60% by the Adviser and 40% by the Subadviser; and the Subadviser shall pay 40% of any such out of pocket payment to the Adviser no later than the seventh (7th) business day following notice from the Adviser; provided, however, that if the Adviser subsequently is reimbursed by the Fund for any such waived Advisory Fees or out of pocket payments in accordance with the reimbursement provisions of the Operating Expenses Limitation Agreement, the Adviser shall promptly pay the Subadviser’s Portion of any such reimbursement amount to the Subadviser.

Minimum Investment for Athena Pure Valuation | Profitability Accounts: No later than the earlier of (i) one hundred and twenty (120) days after the date of this Agreement, and (ii) the date the Fund commences investment operations, and at all times thereafter during the term of this Agreement, Subadviser agrees to increase the minimum account size for clients investing in its Athena Pure Valuation | Profitability strategy to $200,000, with the exception of the strategy being used as a “sleeve” or “partial allocation” of a larger multi-strategy managed account product or for existing advisory clients and agreements already in place and as enumerated in Appendix A.

Exclusivity.

During the term of this Agreement, neither the Adviser nor Subadviser will advise, subadvise, or license another pooled investment vehicle (mutual fund or otherwise) or separately managed account using an investment strategy that is the same as, or materially similar to, the Portfolio Strategy without the prior consent of the other party; provided, that, the Subadviser’s obligations under this Section 8(a) will continue for a period of 30 months after any termination of the term of this Agreement by the Subadviser pursuant to Section 13(b)(iii) hereof. For the purposes of this Agreement, “Portfolio Strategy” is defined as the Subadvisor’s actively managed 10 security Pure Valuation | Profitability methodology that is modified to comply with the diversification requirements of a Regulated Investment Company (as defined under Subchapter M of the Code) by using the same security selection methodology to increase the number of securities held in a portfolio from 10 securities to between 20 and 30 securities.

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The restrictions in Section 8(a) hereof shall not apply to any investment company advised or sub-advised by Subadviser prior to the execution of this Agreement or to any private-placement funds, separately managed account programs or private investment companies launched by Subadviser at any time during the term of this Agreement.

Subadviser agrees to ensure the Fund has adequate capacity under the Subadviser’s strategy to accommodate the future growth of the Fund to at least $1,000,000,000.00 of assets without any negative impact on its performance due to limitations on the amount of assets available under the strategy.

Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Colorado with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its managers and members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

Subadviser acknowledges that it received a copy of Advisor’s Form ADV prior to the execution of this Agreement; and

Subadviser provided Advisor with an actual composite performance track record (“Athena Pure Valuation | Profitability Portfolio Composite”) from March 1, 2007 to March 31, 2014 which is compliant with Global Investment Performance Standards (“GIPS”). At Advisor’s request, Subadviser subsequently provided Adviser with a simulated performance track record (“RIC Compliant Simulation”) over the same period of time period. Subadviser represents that no intentional Selection Bias was introduced into the RIC Compliant Simulation. For the purposes of this Agreement, “Selection Bias” is defined as any intent by Subadviser to select equity securities, Real Estate Investment Trusts, Limited Partnerships, BDCs or other publically traded securities for the purpose of providing a RIC Compliant Simulation that intentionally represents either i) a higher annualized rate of return, ii) a lower annualized standard deviation of monthly returns or iii) a higher Sharpe Ratio than the Athena Pure Valuation | Profitability Portfolio Composite that is GIPS compliant.

Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its managers and members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution,

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delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, managers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including, without limitation, for any losses that may be sustained in the purchase, holding or sale of Assets.

The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, each of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Assets.

Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Adviser shall not be liable to the Subadviser for indirect, punitive, special or consequential damages arising out of this Agreement.

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The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

The Adviser shall not be liable to the Subadviser for acts of the Adviser which result from acts of the Subadviser, including, but not limited to, a failure of the Subadviser to provide accurate and current information with respect to any records maintained by the Subadviser, which records are not also maintained by or otherwise available to the Adviser upon reasonable request.

Term and Termination.

Term. Unless sooner terminated, the term of this Agreement shall continue for an initial period of two years following the date upon which the Fund commences investment operations (the “Initial Term”), and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. Notwithstanding whatever may be provided herein to the contrary, the term of this Agreement may be terminated with respect to the Fund, without payment of any penalty:

At any time by vote of a majority of the Board, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), in each case, upon not more than 60 days’ written notice to the Subadviser;

By either party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

By either party hereto upon at least 120 days’ written notice to the other party.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and the term shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

The Subadviser hereby warrants to the Adviser, that if either (i) the Advisory Agreement is terminated by the Board or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or (ii) if the term of the Advisory Agreement expires due the failure of the Board or a majority of the outstanding voting securities of the Fund to approve a continuance of the term, in either case for any reason or reasons not relating to (A) breach of contract by the Adviser, (B) failure of the Adviser to maintain its status as an SEC-registered investment adviser, or (C) the Adviser becoming subject to solicitor disqualifying events specified under Rule 206(4)-3(a)(1)(ii) under the Advisers Act, the Subadviser will not serve as adviser or subadviser to the Fund in the future.

The provisions of Sections 8, 12, 17, 18, 19 and 20 shall survive any termination or expiration of the term of this Agreement.

Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

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Reference to Adviser and Subadviser.

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and prior approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

Authorized. The Adviser or the Trust has authorized such disclosure;

Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

Already Known. Such information already was known by the party prior to the date hereof;

Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees (i) will not disclose the Fund’s portfolio holdings without the prior written consent of the Advisor or the Fund’s Chief Compliance Officer, and (ii) are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

15

If to the Subadviser:

AthenaInvest Advisors LLC

5340 South Quebec Street, Suite 365-N

Greenwood Village, CO 80111

C. Thomas Howard, CEO

Phone: 877-430-5675

Fax: 303-721-6294

Email: tom.howard@athenainvest.com

If to the Adviser:

Princeton Fund Advisors, LLC

1125 17th Street, Suite 1400

Denver, CO 80202

Greg Anderson, Chief Investment Officer

Phone: 303-382-2855

Fax: 303-382-28888

Email: greg.anderson@mtyale.com

Dispute Resolution. To the extent not inconsistent with applicable law, the Adviser and Subadviser agree to submit any material dispute to arbitration by the American Arbitration Association ("AAA") in accordance with its rules then prevailing. However, the Adviser and Subadviser agree that forum shall be the city of the non-complaining party. Additionally, the Adviser and Subadviser acknowledge that by agreeing to dispute resolution under arbitration (i) each party is giving up the right to sue the other in court, including the right to a trial by jury, except as provided by the rules of the AAA in the arbitration forum in which a claim is filed; (ii) arbitration awards are generally final and binding and a party’s ability to have a court reverse or modify an arbitration award is very limited; (iii) the ability of the parties to obtain documents, witness statements and other discovery is generally more limited in arbitration than in court proceedings; (iv) the arbitrators do not have to explain the reason(s) for their award; (v) the arbitrator or panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry; (vi) the rules of AAA in some arbitration forums may impose time limits for bringing a claim in arbitration, yet in some cases, a claim that is ineligible for arbitration may be brought in court; and (vii) the rules of the AAA and the forum in which the claim is filed, and any amendments thereto, shall be incorporated into this Agreement.

Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

[Signature Page Follows]

16

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER:

Princeton Fund Advisors, LLC

By:__________________________________

Name: Greg Anderson

Title: Chief Investment Officer

SUB-ADVISER:

AthenaInvest Advisors, LLC

By:__________________________________

Name: ___________

Title: _____________

APPENDIX A

List of Existing Advisery Clients for the Athena Pure Valuation | Profitability managed account strategy:

Existing Clients & Relationships

1.	A&I Financial Services LLC
2.	Augustine Financial, LLC
3.	Avant-Garde Advisers LLC
4.	Biltmore Wealth Advisers, LLC
5.	Camelback Wealth Management, LLC
6.	Capital Investment Advisers, Inc.
7.	Cascade Financial Management, Inc.
8.	Dynamic Wealth Advisers
9.	Fiduciary Counsel, Inc.
10.	Hartwell Financial Services
11.	Holmes & Turner Financial Services, Inc.
12.	Johnson Financial Group, LLC
13.	Kindred Financial
14.	Kummer Financial Strategies, Inc.
15.	Larimer Capital Corporation
16.	Mason & Associates
17.	Merrill Lynch - Beverly Hills
18.	Mind’s Eye Resource Management, LLC
19.	Oxford Asset Management, LLC
20.	Portland Investment Advisers
21.	Stephanie Bruno Wealth Adviser
22.	Taylor / Swain Team at Morgan Stanley
23.	The Holben Group LLC
24.	The IRA Specialists
25.	The Madeira Group at Morgan Stanley
26.	UCI Wealth Advisers
27.	Wambolt & Associates, LLC

Existing & In-Progess UMA Platform Clients

1.	Envestnet Asset Management, Inc.
2.	Oppenheimer & Co. Inc.
3.	Placemark Investments, Inc.
4.	Robert W. Baird & Co.
5.	Wells Fargo Advisers

ATHENA VALUE FUND

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-848-2998 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

ATHENA VALUE FUND

a series of Northern Lights Funds Trust

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Andrew Rogers and Jim Colantino each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 23, 2016 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-848-2998**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 23, 2016. The proxy statement for this meeting is available at: www.proxyonline.com/docs/athenavalue.pdf

PROXY CARD

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

ATHENA VALUE FUND

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a new Subadvisory Agreement between Princeton Fund Advisors, LLC and AthenaInvest Advisors LLC, with respect to the Athena Value Fund	○	○	○

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL. PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE PROMPTLY.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]